Disclaimers

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that reflect TradeStation's current views with respect to, among other things, the future operations and financial performance of TradeStation. Forward-looking statements in this communication may be identified by the use of words such as "anticipating," "believes," "can," "continue," "continuously," "enhance," "expects," "hope," "in progress," "intends," "may," "over time," "planned," "seeks," "should," "strategic," "target," "think," "try," "try to," "will" and similar terms and phrases. Forward-looking statements contained in this communication include, but are not limited to, statements as to (i) the success of TradeStation's efforts regarding its revenue growth strategy, including the success of marketing expenditures and campaigns and approaches, increasing headcount to support its revenue growth strategy and its ability to grow its customer account base generally and the pace at which such growth is, or is not, accomplished, (ii) ongoing volume levels of customer trading activity and trading-related revenue generated, (iii) the success, or lack thereof, of TradeStation's crypto account-opening/marketing promotion, and whether crypto customer accounts added through such promotion will provide further funding or deposits to, or trade in, such accounts, (iv) whether TradeStation's planned product and service enhancements, including those recently launched or currently in progress, will be considered valuable or attractive by customers and customer prospects, or completed timely, or at all, and (v) whether federal fund target interest rates will increase, and if so when, whether the effective interest rates will match the target rates, and whether TradeStation will be able to benefit through increased net interest income if those rates increase. The forward-looking statements contained in this communication are based on the current expectations of TradeStation and its management and are subject to risks and uncertainties. No assurance can be given that future developments affecting TradeStation will be those that are anticipated. Actual results may differ materially from current expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the control of TradeStation. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Factors that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. Any forward-looking statement made in this communication speaks only as of the date hereof. TradeStation undertakes no obligation to update, revise or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Trademarks, Trade Names and Service Marks

This presentation includes trademarks, trade names and service marks that are the property of their respective owners, and are protected under applicable intellectual property laws.

Proposed Business Combination

As previously announced, TradeStation Group, Inc. (the "Company") and Quantum FinTech Acquisition Corporation ("Quantum") have entered into agreements to effect a business combination (the "Business Combination"). This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of the Company, Quantum, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the "Securities Act"), or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be effected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this presentation.

In connection with the proposed Business Combination between the Company and Quantum, the Company has filed a registration statement on Form S-4 (the "Registration Statement") with the U.S. Securities and Exchange Commission (the "SEC") that includes a proxy statement / prospectus relating to the offer of the securities to be issued to Quantum. Investors, security holders and other interested persons are advised to read the Registration Statement and proxy statement / prospectus and any amendments thereto, and other relevant documents that are filed with the SEC carefully and in their entirety because they will contain important information about the Company, Quantum and the proposed Business Combination. The definitive proxy statement / prospectus will be mailed to stockholders of Quantum as of a record date to be established for voting on the proposed Business Combination. Investors, security holders and other interested persons will also be able to obtain copies of the Registration Statement and other documents containing important information about the Business Combination and the parties to the Business Combination once such documents are filed with the SEC, without charge, at the SEC's website at www.sec.gov, or by directing a request to: Quantum FinTech Acquisition Corp., 4221 W. Boy Scout Blvd., Suite 300, Tampa, FL 33607, Attention: Investor Relations or by email at IR@qftacorp.com.

Quantum and the Company, their respective directors and executive officers and certain investors may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of Quantum and their ownership is set forth in Quantum's filings with the SEC, including its final prospectus relating to its initial public offering in February 2021, which is available free of charge at the SEC's website at www.sec.gov. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Quantum shareholders in connection with the proposed Business Combination, including the Company's directors and executive officers and certain investors, will be contained in the Registration Statement for the Business Combination when available.

TradeStation Group (2011-)

- EBITDA[*1] Margin : 26% (FYE Mar 2021)
- PMI[*2] Actions：Reinforce management team, rebranding, crypto-related business support.
- Group Synergy : Rebuilding in-house backbone system and improving U.S. equity trading services for the Japan segment.


(JPY billion)
EBITDA
6
4
2
0
JPY
+5.8
billion
6.0
0.2
FYE 2012/3
FYE 2021/3

*1 EBITDA = The amount equivalent to operating income + depreciation and amortization cost + interest expense of US segment (the same hereinafter).

*2 PMI (Post Merger Integration): Integration of the subsidiary after M&A and its growth initiative

TradeStation aims to pursue further scale as a growth company, preparing to go public on the New York Stock Exchange, and has started making upfront investments, including marketing initiatives.

Overview

- In November 2021, TradeStation and Monex Group announced that TradeStation aims to provide its innovative trading environment to more customers and rapidly broaden its customer base, looking at the recent expansion in the United States self-directed market as a good opportunity for the next level of growth[*1].
- To secure growth capital necessary for large-scale marketing initiatives and to enhance services, TradeStation has chosen a business combination with a SPAC (a "De-SPAC" transaction) to make TradeStation a publicly traded company listed on a major US stock exchange.
- Pre-money equity valuation of TradeStation of approximately US$1.3 billion (approx.JPY145.0 billion)
- As reflected in TradeStation's results for 3-month and 9-month periods ended Dec. 31, 2021, TradeStation has already begun substantial increased investment in marketing and product enhancement initiatives[*2].

*1 Press release disclosed on Nov. 4, 2021:
https://www.monexgroup.jp/en/news_release/irnews/auto_20211104424167/pdfFile.pdf
*2 Presentation materials disclosed by TradeStation:
https://www.monexgroup.jp/en/investor/main/0111/teaserItems1/0/linkList/02/link/supplementary%20material_20211105_Empowering%20Traders%20to%20Claim%20Their%20Financial%20Edge_EN.pdf

MONEX GROUP
Monex Group, Inc.

TradeStation filed a registration statement on Form S-4 with SEC and plans to list on the NYSE; completing a De-SPAC transaction.

Highlights

- Given the opportunity the expansion of the US retail investor population presents for further growth, TradeStation aims to become publicly listed on the NYSE. Its SPAC partner is Quantum FinTech Acquisition Corporation (NYSE: QFTA).
- TradeStation filed a Registration Statement on Form S-4 with SEC on December 23, 2021.
- TradeStation aims to invest in marketing initiatives and product and service improvements to increase customer accounts and customer assets under custody.
- The lead PIPE investor is Galaxy Digital Holdings, one of the world's leading technology-driven financial services and investment management firms.
- TradeStation will strengthen corporate governance in becoming a publicly listed company, including establishing an audit committee consisting of three independent directors after listing.

Transaction Overview

Transaction Structure	TradeStation Newco Sub to merge with Quantum; Quantum to become a wholly-owned subsidiary of TradeStation, and TradeStation to become a publicly-traded company (NYSE: TRDE); currently expected in second calendar quarter of 2022.	
Valuation	Pre-money equity value ascribed to TradeStation is approximately $1.3B*1	
Financing Amount*2	**Total**	**$326M*3**
	· Quantum FinTech	$201M*4
	· Third-party PIPE including Galaxy Digital	$75M
	· Monex Group PIPE	$50M
Uses	· Marketing & Additional Headcount	$80-100M*5
	· Working Capital etc.	$160-200M

*1 Comprised of $1,298mm pre-money equity value and net debt as of 6/30/21 of $45mm, comprised of total debt of $228mm and cash of $118mm (and excluding $65mm of firm assets available related to the crypto lending business which are funded with Monex loans). The enterprise value is not subject to any adjustment for changes in net debt. *2 Assumes $10 per share, excluding incentive shares offered to certain PIPE investors, no post-closing change of control and does not include impact of dilution from warrants. In addition, does not include equity plans or compensation. *3 Subject to change in the future. *4 Includes 750,000 shares distributed to non-redeeming public shareholders and assumes no shareholder redemptions. *5 Represents estimated amount, when combined with projected cash from operations, needed to cover increased marketing spend and head count over the three-year period ending March 31, 2024.

MONEX GROUP
Monex Group, Inc.

TradeStation continues to focus on marketing and product enhancements to try to achieve growth of accounts and customer assets under custody.


(USD billion)
Number of total accounts (right)
Total client assets*
(Accounts: K)
FYE2018
➢ Brand refresh
➢ Simple pricing
FYE2019
➢ Web API
➢ Account opening process redesign
FYE2020
➢ Commission free trading
➢ TradeStation Crypto
➢ YouCanTrade
FYE2021
➢ Crypto API
➢ Crypto Added to TradingView
FYE2022
➢ Marketing acceleration
➢ Crypto IRA
18
16
14
12
10
8
6
4
2
0
200
180
160
140
120
100
80
60
40
20
0
1Q 2Q 3Q 4Q
FYE3/31/2018
1Q 2Q 3Q 4Q
FYE3/312019
1Q 2Q 3Q 4Q
FYE3/31/2020
1Q 2Q 3Q 4Q
FYE3/31/2021
1Q 2Q 3Q
FYE3/31/2022

*1 Included in "Accounts" for 3Q FYE 2022 are customer crypto accounts opened through a marketing promotion that began Dec. 20, 2021 in which TradeStation makes the initial account funding (BTC equal to USD $10.00).
*2 Customers' Assets under custody include the balance of foreign stocks and some deposits of held by Monex, Inc. and Asia-Pacific Segment.

MONEX GROUP
Monex Group, Inc.

Japan

US

TradeStation announced the proposed De-SPAC and began implementation of marketing initiatives and increased headcount aimed at expanding the customer base. Segment loss* was **¥2.1B**.

Crypto Asset

Asia Pacific

Investment

* Segment profit / loss represents quarterly profit before income taxes

MONEX GROUP
Monex Group, Inc.

US : Total operating revenue increased YoY due to a slight increase in commissions revenue driven by account growth, despite a significant YoY drop in volatility (VIX), and higher net interest income, driven by securities lending and crypto lending.

■ Total operating revenue after deducting financial expenses and cost of sales


(USD thousand)
200,000
150,000
100,000
50,000
0
151,695
7,318
26,668
43,126
74,584
154,907
5,070
28,954
47,615
73,268
2021/3 3Q
2022/3 3Q

Total operating revenue after deducting financial expenses and cost of sales
+2.1% (+3,212)

* Figures in parentheses indicate the variance from the previous year (USD thousand) [reflects comparison of results for 9 months ended Dec 31 YoY]

- Others (-2,248)
- Net financial income (+2,286)
- Other commissions (+4,489) *1
- Brokerage commissions (-1,316) *1

*1 VIX daily average YoY: 28.6 → 18.5
DARTs (Daily Average Revenue Trades): -2%
Total accounts: 131K → 179K (+36%)

MONEX GROUP
Monex Group, Inc.

US : Advertising and compensation & benefits increased YoY due to implementation of account growth strategy and product initiatives. Professional fees increased in connection with the De-SPAC.

■ SG&A


(USD thousand)
200,000
150,000
100,000
50,000
0
134,664
18,438
11,949
17,022
10,416
25,349
51,489
191,454
30,949
39,595
17,209
11,673
26,150
65,878
2021/3 3Q
2022/3 3Q

SG&A Total +42.2% (+56,790)

* Figures in parentheses indicate the variance from the previous year (USD thousand) [reflects comparison of results for 9 months ended Dec 31 YoY]

- Others (+12,511) *1
- Advertising expenses (+27,646)
- Amortization and depreciation (+187)
- Communication, freight and information expenses (+1,258)
- Commissions paid and association dues (+801)
- Compensation and benefits (+14,388) *2

*1 Professional fees +$8.6M
*2 Number of employees +203
(Dec 31, 2020 vs Dec 31, 2021)

MONEX GROUP
Monex Group, Inc.

US : Net financial income increased by 26% driven by securities lending and crypto lending. Commissions revenue increased due to higher VIX and account growth.

■ Quarterly total operating revenue after deducting financial expenses and cost of sales


(USD thousand)
80,000
60,000
40,000
20,000
0
51,780
2,433
9,727
15,683
23,937
64,283
2,601
10,169
19,588
31,924
51,989
1,810
10,006
15,768
24,404
49,539
1,768
8,374
15,432
23,965
53,380
1,492
10,574
16,415
24,898
2021/3 3Q
2021/3 4Q
2022/3 1Q
2022/3 2Q
2022/3 3Q

Quarterly total operating revenue after deducting financial expenses and cost of sales +7.8% (+3,841)

* Figures in parenthesis reflect the variance from previous quarter (USD thousand)

- Others (-275)
- Net financial income (+2,200)
- Other commissions (+983) *1
- Brokerage commissions (+933) *1

*1 VIX Daily Average QoQ: 18.3 → 19.3
DARTs +6%

MONEX GROUP
Monex Group, Inc.

US : Advertising expenses increased due to increased marketing to acquire new accounts. Compensation and benefits increased due to an increase in headcount to support marketing and product development.

■ Quarterly SG&A


(USD thousand)
80,000
60,000
40,000
20,000
0
45,354
51,332
53,776
61,970
75,707
5,968
4,318
5,758
3,740
8,103
17,466
6,402
5,446
5,831
3,718
9,346
20,589
9,039
5,730
5,929
3,922
8,911
20,245
10,613
11,160
5,840
3,899
8,706
21,752
11,297
22,705
5,439
3,851
8,533
23,881
2021/3 3Q
2021/3 4Q
2022/3 1Q
2022/3 2Q
2022/3 3Q

Quarterly SG&A +22.2% (+13,737)

* Figures in parenthesis reflect the variance from previous quarter (USD thousand)

- Others (+685)
- Advertising expenses (+11,544)
- Amortization and depreciation (-401)
- Communication, freight and information expenses (-48)
- Commissions paid and association dues (-172)
- Compensation and benefits (+2,129) *1

*1 Number of employees +41

MONEX GROUP
Monex Group, Inc.

Strong year-over-year growth in total accounts and customer assets under custody.

Account Additions & Client Assets

- Total accounts*1: **179k** (**+36%** YoY)
- Total customer assets*2: **$12.3B** (**+33%** YoY)
- Crypto accounts have grown to 9% of total accounts at Dec 31, 2021 from less than 2% at Dec 31, 2020

DARTs and VIX

- DARTs declined YoY due to COVID-driven elevated trading of the prior year, but increased by 6% sequentially
- VIX closing average for fiscal third quarter declined by 35% from prior year and increased by 5% sequentially.
- Mix of DARTs shifted YoY with higher futures and options trading, as a percent of total, and lower equities

\# of accounts by asset class and monthly account growth percentage


($Thousand)
200
150
100
50
0
Equities
Futures
Crypto
MoM growth (%)
6%
5%
4%
3%
2%
1%
0%
2021/01
2021/02
2021/03
2021/04
2021/05
2021/06
2021/07
2021/08
2021/09
2021/10
2021/11
2021/12

DARTs by asset class and VIX


($Thousand)
Equities
Options
Futures
Crypto
VIX(right)
300
250
200
150
100
50
0
40
30
20
10
0
2021/3 1Q
2021/3 2Q
2021/3 3Q
2021/3 4Q
2022/3 1Q
2022/3 2Q
2022/3 3Q

*1 Included in "total accounts" for Dec. 2021 are customer crypto accounts opened through a marketing promotion that began Dec. 20, 2021 in which TradeStation makes the initial account funding (BTC equal to USD $10.00). Crypto accounts opened under this promotion were 4,950, or 87%, of the total crypto accounts opened in Dec. 2021.
*2 Customers' Assets under custody include the balance of foreign stocks and some deposits of held by Monex, Inc. and Asia-Pacific Segment.

MONEX GROUP
Monex Group, Inc.

Commission revenue growth reflects TradeStation's account growth.

Commission Revenue

- Total brokerage revenue*1 was $38.9M in 3Q.
- Brokerage commission revenue growth YoY was driven by higher futures and options revenue.

Interest Income

- Growth of total customer assets expands interest income through margin lending, securities and crypto asset lending, and interest earned on customer cash under custody.
- Interest income is strongly correlated to short-term interest rates. If the federal funds target rate increases over the 2022 calendar year as many are anticipating, TradeStation expects increased net interest income with respect to the investment of customer cash.


($Million)
Commission revenue by asset class
Equities*2
Options*3
Futures
Crypto
50
40
30
20
10
0
2021/3 3Q
2021/3 4Q
2022/3 1Q
2022/3 2Q
2022/3 3Q


Interest Income
($Million)
Customer cash under custody
Margin use
Securities lending
Crypto asset lending
12
10
8
6
4
2
0
2021/3 3Q
2021/3 4Q
2022/3 1Q
2022/3 2Q
2022/3 3Q

*1 Brokerage revenue includes payment-for-order-flow (PFOF). *2 Equities revenue includes commissions and fees received for equities and mutual fund transactions, which includes PFOF received for customer equities trades. *3 Options revenue includes commissions and fees received for options transactions, which includes PFOF received for customer options trades.

MONEX GROUP
Monex Group, Inc.

TradeStation positions itself to attract an expanding market of self-directed investors.

TradeStation's Pillars for Growth



Award-Winning Suite of Trader and Investor Products

- TradeStation Rated #1 or "Best in Class" six times in StockBrokers.com's 2022 Online Broker Review for:
  - Platform & Tools
  - Active Trading
  - Options Trading
  - Futures Trading
  - Crypto Technology
  - Commissions & Fees
- 2022 Best Online Broker for Stock Trading Platform and Research in Nerd Wallet's 2022 Best-of Awards

Expanding Customer Base of Experienced and New Traders

- Demographic wave of Millennials and Gen-Z investors, coupled with increased interest in self-directed investing, is leading to an expanding addressable market

Differentiated Positioning in the Market

- Multi-asset platform for Equities, Options, Futures and Crypto trading
- Self-clearing online brokerage
- Education & Social Community
- Adaptive technology accessible on desktop, Web and mobile
- Advanced API Technology

Well-Defined Marketing and Product Strategy

Marketing

- Investments in brand awareness and performance marketing channels designed to drive efficient account acquisition

Product Initiatives

- Enhance user experience
- Advance Crypto offering
- Expand API as B2B and B2C Opportunity

MONEX GROUP
Monex Group, Inc.

To broaden its appeal, TradeStation seeks to enhance its extensive suite of products by leveraging its advanced technology and deep operational expertise.

Recent Product Releases

Crypto Individual Retirement Account (IRA)

- Starting in December 2021, U.S. customers can trade cryptocurrencies in tax-advantaged accounts

Micro ETH Futures

- Introduced CME's Micro Ether futures contracts, which create lower capital entry points for customers seeking access to cryptocurrency futures markets

Crypto FIX API

- Allows businesses to connect with TradeStation Crypto through the Financial Information eXchange (FIX) protocol

Simplified Portfolio & Balances View

- Extensive customer input, research and testing led to simplified presentation with supporting information icons to help investors understand terminology


Good afternoon

Expected Enhancements

Brokerage

- Further Simplify User Experience
- Integrate More Education Content to Support Customer Engagement
- Enhance Peer-to-Peer Community

Crypto

- Native Integration with TradeStation Apps
- New Cryptocurrencies

Strategic Alliances

- Account Opening API
- Account Funding API